Exhibit 10.1

AMENDMENT NO. 1

TO

CONSULTING SERVICES AGREEMENT

This Amendment No. 1 (this “Amendment”), is made and entered into as of March 23, 2023, by and between Aclaris Therapeutics, Inc., a Delaware corporation (the “Company”) and Frank Ruffo (“Consultant”).

WHEREAS, the Company and Consultant entered into that certain Consulting Services Agreement, dated as of January 1, 2023 (the “Agreement”), and desire to extend the term of the Agreement and modify Consultant’s compensation.

NOW THEREFORE, in consideration of the mutual promises set forth herein, and intending to be legally bound hereby, the parties hereby agree as follows:

1.Defined Terms.  Capitalized terms used but not defined herein shall have the meanings set forth in the Agreement.
2.Compensation. Sections 1.2.1 and 1.2.2 shall be deleted in their entirety and replaced with the following effective as of March 3, 2023:

“1.2.1. In consideration of Consultant’s performance of the Services, the Company shall pay Consultant $12,500 per month (“Consulting Fee”) during the term of this Agreement.”

“1.2.2. Consultant agrees that his last day of Continuous Service (as defined in the Company’s 2015 Equity Incentive Plan) was March 2, 2023, and no outstanding equity awards will vest thereafter.”

3.Term. Section 5.1 of the Agreement is hereby deleted in its entirety and replaced with the following effective as of March 3, 2023:

“Term.  Unless terminated earlier pursuant to Section 5.2 or 5.3, the term of this Agreement shall be from March 3, 2023 through June 30, 2023.”

4.Miscellaneous.  The parties agree that the Agreement is hereby revived, ratified, and confirmed as amended herein. This Amendment and the Agreement constitute the entire understanding of the parties with respect to the subject matter hereof and supersede any prior understanding, oral or written, that may exist between the parties with respect to the subject matter hereof.  Except as specifically amended hereby, no other changes are made to the Agreement and all other terms and conditions of the Agreement shall remain in full force and effect. In the event of any conflict between the Agreement and this Amendment, the Amendment shall prevail.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties have caused this Amendment No. 1 to be duly executed as of the date first above written.

ACLARIS THERAPEUTICS, INC.		CONSULTANT

By:	/s/ Douglas Manion	By:	/s/ Frank Ruffo
Name:	Doug Manion	Name:	Frank Ruffo
Title:	President & CEO